PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT 10.5
(Multicurrency — Cross Border)
International Swap Dealers Association, Inc.
MASTER AGREEMENT
dated as of June 24, 2005
J. ARON & COMPANY                     COFFEYVILLE RESOURCES, LLC
and
have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.
Accordingly, the parties agree as follows: —
1. Interpretation
(a) Definitions.The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.
(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.
(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.
2. Obligations
(a) General Conditions.
(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.
(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.
(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.
Copyright © 1992 by International Swap Dealers Association, Inc

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.
(c) Netting. If on any date amounts would otherwise be payable:—
(i)	in the same currency; and

(ii)	in respect of the same Transaction,
by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.
The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.
(d) Deduction or Withholding for Tax.
(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—
(1) promptly notify the other party (“Y”) of such requirement;
(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;
(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and
(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition so the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—
(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or
(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii)	Liability. If:—
(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);
(2) X does not so deduct or withhold; and
(3) a liability resulting from such Tax is assessed directly against X, then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).
(e) Default Interest, Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.
3. Representations
Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:
(a) Basic Representations.
(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;
(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;
(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and
(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.
(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.
(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.
(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.
(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.
4. Agreements
Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—
(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—
(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;
(ii) any other documents specified in the Schedule or any Confirmation; and
(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.
(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.
(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.
(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.
(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for me purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.
5. Events of Default and Termination Events
(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—
(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;
(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the parry;
(iii) Credit Support Default.
(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;
(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or
(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;
(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;
(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);
(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);
(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —
(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured parry maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or
(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —
(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or
(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.
(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—
(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —
(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or
(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;
(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));
(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);
(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or
(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).
(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.	Early Termination
(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).
(b) Right to Terminate Following Termination Event.
(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.
(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.
If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).
Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.
(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.
(iv) Right to Terminate. If: —
(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or
(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.
(c)	Effect of Designation.
(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.
(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).
(d)	Calculations.
(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.
(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.
(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method.” If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.
(i)	Events of Default. If the Early Termination Date results from an Event of Default: —
(1) First Method and Marker Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.
(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.
(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

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Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.
(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.
(ii)	Termination Events. If the Early Termination Date results from a Termination Event: —
(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.
(2) Two Affected Parties. If there are two Affected Parties: —
(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and
(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).
If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.
(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).
(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

10	ISDA® 1992

7.	Transfer
Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —
(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and
(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).
Any purported transfer that is not in compliance with this Section will be void.
8.	Contractual Currency
(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any lender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.
(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.
(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.
(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

11	ISDA® 1992

9.	Miscellaneous
(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.
(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.
(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.
(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.
(e)	Counterparts and Confirmations.
(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.
(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.
(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.
(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.
10.	Offices; Multibranch Parties
(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.
(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.
(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.
11.	Expenses
A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

12	ISDA® 1992

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.
12.	Notices
(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—
(i) if in writing and delivered in person or by courier, on the date it is delivered;
(ii) if sent by telex, on the date the recipient’s answerback is received;
(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);
(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or
(v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.
(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.
13.	Governing Law and Jurisdiction
(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.
(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—
(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and
(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.
Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.
(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

13	ISDA® 1992

reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.
(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignly or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.
14.	Definitions
As used in this Agreement:—
“Additional Termination Event” has the meaning specified in Section 5(b).
“Affected Party” has the meaning specified in Section 5(b).
“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.
“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.
“Applicable Rate” means:—
(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;
(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;
(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and
(d) in all other cases, the Termination Rate.
“Burdened Party” has the meaning specified in Section 5(b).
“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.
“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.
“Credit Event Upon Merger” has the meaning specified in Section 5(b).
“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.
“Credit Support Provider” has the meaning specified in the Schedule.
“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

14	ISDA® 1992

“Defaulting Party” has the meaning specified in Section 6(a).
“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).
“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.
“Illegality” has the meaning specified in Section 5(b).
“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).
“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.
“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.
“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section
6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.
“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

15	ISDA® 1992

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.
“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.
“Non-defaulting Party” has the meaning specified in Section 6(a).
“Office” means a branch or office of a party, which may be such party’s head or home office.
“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.
“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.
“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.
“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.
“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.
“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —
(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and
(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.
“Specified Entity” has the meanings specified in the Schedule.

16	ISDA® 1992

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.
“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.
“Stamp Tax” means any stamp, registration, documentation or similar tax.
“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.
“Tax Event” has the meaning specified in Section 5(b).
“Tax Event Upon Merger” has the meaning specified in Section 5(b).
“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).
“Termination Currency” has the meaning specified in the Schedule.
“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.
“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.
“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.
“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

17	ISDA® 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.
IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

	J. ARON & COMPANY		COFFEYVILLE RESOURCES, LLC

/s/ John J. Lipinski

	(Name of Party)		(Name of Party)

By:	/s/ J. A. Resnick	By:

	Name:		Name:
	Title:		Title:
	Date:		Date:

18	ISDA® 1992

Execution Copy
SCHEDULE
to the
ISDA MASTER AGREEMENT
dated as of
June 24, 2005
between
J. ARON & COMPANY,
a general partnership organized under the laws of the State of New York
(“J. Aron”),
and
COFFEYVILLE RESOURCES, LLC,
a limited liability company organized under the laws of the State of Delaware
(“Counterparty”)
For the purpose of this Agreement and any Confirmation entered into pursuant hereto, (i) “Counterparty” means, unless otherwise indicated, Coffeyville Resources, LLC, and (ii) “other party” when used in relation to J. Aron, means Counterparty, and when used in relation to Counterparty, means J. Aron.
Part 1. Termination Provisions
(a)	“Specified Entity”
(i)	means, in relation to J. Aron, Goldman, Sachs & Co. and Goldman Sachs Capital Markets, L. P. for the purpose of Section 5(a)(v), and shall not apply for purposes of Sections 5(a)(vi), 5(a)(vii) and 5(b)(iv); and

(ii)	means, in relation to Counterparty, not applicable.
(b)	“Specified Transaction”. The term “Specified Transaction” in Section 14 of the Agreement is amended in its entirety as follows:

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation.”

(c)	The “Cross Default” provisions of Section 5(a)(vi) will apply to J. Aron and will apply to Counterparty, provided that (i) the phrase “or becoming capable at such time of being declared” shall be deleted from clause (1) of such Section 5(a)(vi); and (ii) the following language shall be added to the end thereof: “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (i) the default was caused solely by error or omission of an administrative or operational nature; (ii) funds were available to enable the party to make the payment when due; and (iii) the payment is made within two Local Business Days of such party’s receipt of written notice of its failure to pay.”

“Specified Indebtedness” will have the meaning specified in Section 14 of the Agreement.

“Threshold Amount” means in relation to J. Aron, US$50,000,000 (or its equivalent in another currency) and in relation to Counterparty, US$10,000,000 (or its equivalent in another currency).

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will apply to J. Aron and will apply to Counterparty.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to either J. Aron or Counterparty.

(f)	Payments on Early Termination. For the purpose of Section 6(e):
(i)	Loss will apply.

(ii)	The Second Method will apply.
(g)	“Termination Currency” means United States Dollars.

(h)	The parties agree to amend the following subsections of Section 5(a) as follows:
(i)	clause (i) in the third line of this clause, delete the word “third” and insert the word “first;” and

(ii)	clause (vii)(4): delete, following the word “liquidation” in line 9, the clause beginning with “and, in the case of” and ending with the word “thereof” in line 13; and in Clause (vii)(7): delete in line 20 of this clause, the number “30” and insert the number “60”.
(i)	Additional Termination Event will apply. It will constitute an Additional Termination Event hereunder upon the occurrence of any of the following events:

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(i)	Counterparty’s obligations to J. Aron under this Agreement:
(A)	cease to be secured pursuant to the Collateral Documents (as such term is defined in the Loan Agreement (as defined below)) at any time, except to the extent such obligations to J. Aron are secured by the J. Aron LOC (as defined below); or

(B)	cease to be equally and ratably secured with Counterparty’s obligations to the Secured Parties (as defined in the Loan Agreement) holding a first priority security interest under the Loan Agreement pursuant to the Collateral Documents, other than those obligations that are secured by an J. Aron LOC; or

(C)	shall at any time cease to rank at least pari passu with Counterparty’s obligations to the Secured Parties holding a first priority security interest under the Loan Agreement pursuant to the Collateral Documents, other than those obligations that are secured by an J. Aron LOC; or

(D)	cease to be guaranteed pursuant to the Guaranty dated June 24, 2005 from the Guarantors in favor of J. Aron (the “Guaranty”) at any time for any reason.
(ii)	Either (a) Counterparty shall fail to maintain with J. Aron one or more letters of credit in the form set forth in Exhibit A hereto that have an aggregate face amount of at least US$150,000,000 (the “J. Aron LOC”) (or such other form as J. Aron in its reasonable discretion may accept) from banks reasonably acceptable to J. Aron (it being understood that a Letter of Credit delivered under any senior credit facility of Counterparty arranged by an Affiliate of J. Aron shall be deemed to be from a bank acceptable to J. Aron or (b) the J. Aron LOC ceases to be in full force and effect.
       For the purpose of the foregoing Termination Events, the Affected Party shall be Counterparty.
As used herein and throughout this Agreement, “Loan Agreement” means that certain First Lien Credit and Guaranty Agreement dated as of June 24, 2005 among Coffeyville Resources, LLC, Coffeyville Pipeline, Inc., Coffeyville Refining and Marketing, Inc., Coffeyville Nitrogen Fertilizers, Inc., Coffeyville Crude Transportation, Inc., Coffeyville Terminal, Inc. and CL JV Holdings, LLC as Holdings, certain Subsidiaries of Holdings as Guarantors, Various Lenders, Goldman Sachs Credit Partners L.P. and Credit Suisse, Cayman Islands Branch as Joint Lead Arrangers and Joint Bookrunners, and Goldman Sachs Credit Partners L.P. as Syndication Agent, Administrative and Collateral Agent, the other Credit Parties signatory thereto, the Lenders party thereto, and as in effect on the date hereof and without giving effect to any amendments, modifications or supplements thereto, or waiver or termination thereof, after the date hereof; and pursuant to which J. Aron has entered into an intercreditor agreement with the Administrative Agent under the Loan Agreement and the Administrative Agent (the “Intercreditor Agreement”); provided that if J. Aron (in its sole discretion) consents to such amendment, modification, supplement or waiver of the Loan Agreement on or after the date hereof or such amendment, modification, supplement or waiver is permitted under the Intercreditor Agreement without such consent, then the term “Loan Agreement” shall refer to the Loan Agreement as so amended, modified, supplemented or waived.
(j)	Early Termination. Notwithstanding anything to the contrary in Section 6(a) or Section 6(b), the parties agree that, except with respect to Transactions (if any) that are subject to Automatic Early Termination under Section 6(a), the Non-defaulting Party or the party that is not the Affected Party (in a case where a Termination Event under Section 5(b)(iv) , or an Additional Termination Event for which there is a single Affected Party, has occurred) is not required to

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terminate the Transactions on a single day, but rather may terminate the Transactions over a commercially reasonable period of time (not to exceed ten days) (the “Early Termination Period”). The last day of the Early Termination Period shall be the Early Termination Date for purposes of Section 6; provided, however, that interest shall accrue on the Transactions terminated during the Early Termination Period prior to the Early Termination Date at the Non-default Rate.
Part 2. Tax Representations
(a)	Payer Tax Representations. For the purposes of Section 3(e), J. Aron and Counterparty make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations. For the purposes of Section 3(f), Counterparty makes the following representations:
(i)	It is not acting as an agent or intermediary for any foreign person with respect to the payments received or to be received by it in connection with this Agreement.

(ii)	It is a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.
Part 3. Agreement to Deliver Documents
     (a) For the purpose of Section 4(a), Tax forms, documents, or certificates to be delivered are:

Party required to deliver		Date by which
document	Forms/Documents/Certificates	to be delivered
Counterparty	United States Internal Revenue Service Form W-9, or any successor form	(i) On a date which is before the first Scheduled Payment Date under this Agreement, (ii) promptly upon reasonable demand by J. Aron, and (iii) promptly upon learning that any such form previously provided by Counterparty has become obsolete, incorrect, or ineffective.

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     (b) Other documents to be delivered are:

Covered by
Party required		Date by which to be	Section 3(d)
to deliver	Form/Document/Certificate	delivered.	Representation
J. Aron and Counterparty	Evidence of authority of signatories	Upon or promptly following execution of this Agreement	Yes

J. Aron and Counterparty	Any Credit Support Document specified in Part 4(f) herein	Upon execution of this Agreement	No

J. Aron and Counterparty	Most recent annual audited and quarterly financial statements of the party or, with respect to J. Aron, its Credit Support Provider	Promptly following reasonable demand by the other party	Yes

Counterparty	Certified resolutions of its board of directors or other governing body	Upon execution of this Agreement	Yes

Counterparty	Legal opinion with respect to Counterparty	Upon execution of this Agreement	No
Part 4. Miscellaneous
(a)	Addresses for Notices. For the purpose of Section 12(a):
(i)	Address for notices or communications to J. Aron:

Address:	J. Aron & Company
85 Broad Street
New York, New York 10004

OIL

Attention:	Energy Operations

Telephone:	(212) 357-0326

Facsimile:	(212) 493-9849
(ii)	Address for notices or communications to Counterparty:
Address:

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Attention:
Telephone:
Facsimile:
(b)	Process Agent. For the purpose of Section 13(c):

J. Aron appoints as its Process Agent, not applicable.

Counterparty appoints as its Process Agent: in the Borough of Manhattan, City, County and State of New York:

C.T. Corporation System 111 Eighth Avenue 13th Floor New York, New York 10011

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c):

J. Aron is not a Multibranch Party.

Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is J. Aron.

(g)	Credit Support Document. Any guaranty or other form of credit support provided on behalf of Counterparty at any time shall constitute a Credit Support Document with respect to the obligations of Counterparty. Details of any other Credit Support Document, each of which is incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such Confirmation:
(i)	Guaranty by The Goldman Sachs Group, Inc. (“Goldman Group”) in favor of Counterparty as beneficiary thereof shall constitute a Credit Support Document with respect to the obligations of J. Aron.

(ii)	The Collateral Documents (as defined in the Loan Agreement) shall constitute Credit Support Documents with respect to the obligations of Counterparty.

(iii)	The Intercreditor Agreement.

(iv)	The Guaranty.
(g)	Credit Support Provider.

Credit Support Provider means in relation to J. Aron, Goldman Group.

Credit Support Provider means in relation to Counterparty, the Guarantors (as defined in the Guaranty) and any party that at any time provides a guaranty or other form of credit support on behalf of Counterparty but shall not include any issuer of the J. Aron LOC; provided that only

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Guarantors that constitute Holdings or Significant Subsidiaries (as defined in the Loan Agreement) shall be deemed to be Credit Support Providers it being understood that each of Coffeyville Resources Nitrogen Fertilizers, LLC, Coffeyville Resources Refining and Marketing, LLC, and Coffeyville Resources Crude Transportation, LLC, shall all be considered Significant Subsidiaries.
(h)	Governing Law. Section 13(a) is hereby replaced with the following:
(a)	Governing Law. This Agreement and each Transaction entered into hereunder will be governed by, and construed and enforced in accordance with, the law of the State of New York without reference to its choice of law doctrine.
(i)	Jurisdiction. Section 13(b) is hereby amended by:
(i)	deleting in the second line of subparagraph (i) thereof the word “non-”; and

(ii)	deleting the final paragraph thereof.
(j)	Netting of Payments. Subparagraph (ii) of Section 2(c) will not apply to Transactions. Notwithstanding anything to the contrary in Section 2(c), unless otherwise expressly agreed by the parties, the netting provided for in Section 2(c) will not apply separately to any pairings of branches or Offices through which the parties make and receive payments or deliveries.
Part 5. Other Provisions
(a)	Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period, the phrase “or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person.”

(b)	Scope of Agreement. Any transaction outstanding between the parties at the date this Agreement comes into force or entered into by the parties at or after the date this Agreement comes into force that is a transaction between the parties of the type set forth in the definition of “Specified Transaction” herein unless otherwise specified in the relevant confirmation relating to such Specified Transaction or unless otherwise agreed by the parties, will constitute a “Transaction” for the purposes of this Agreement.

(c)	Additional Representations. The parties agree to amend Section 3 by adding new Sections 3(g), (h), (i), and (j) as follows:
(g)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act.

(h)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into

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that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.
(i)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(j)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.
(d)	Additional Representations of Counterparty. In addition to the representations specified in Section 3 of the Agreement, Counterparty represents to J. Aron at all times until the termination of this Agreement that:
(i)	this Agreement shall be deemed to constitute a Hedging Contract (as such term is defined in the Loan Agreement) under the Loan Agreement,

(ii)	the obligations of Counterparty to J. Aron under this Agreement shall be deemed to constitute Secured Obligations (as such term is defined in the Pledge and Security Agreement (as such term is defined in the Loan Agreement),

(iii)	this Transaction is permitted under the Loan Agreement,

(iv)	Agent, on behalf of itself and the Counterparty, has the power to execute this Agreement and any other documentation relating to this Agreement and to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver,

(v)	Agent, on behalf of itself and the Counterparty, is authorized to enter into and perform the Transactions contemplated by this Agreement and to bind Counterparty in connection with all obligations in connection therewith and under this Agreement, including without limitation any Credit Support Documents,

(vi)	such execution, delivery and performance by Agent on behalf of itself and the Counterparty does not conflict with any law or regulation applicable to Counterparty, any provision of the constitutional documents of Counterparty, any order or judgment of any court or other agency of government applicable to Counterparty or any of the assets of Counterparty or any contractual restriction binding on or affecting Counterparty or any assets of Counterparty, and

(vii)	J. Aron is entitled to rely conclusively upon any request, instruction, certificate, representation or other document furnished to J. Aron, or action taken, by any employee or agent of the Agent in connection with this Agreement and the Transactions hereunder, as though the same had been given or made by Counterparty, until such time as Counterparty delivers written notice to J. Aron affirmatively revoking, terminating or modifying such authorization.
(e)	Additional Agreements of Counterparty. In addition to the agreements specified in Section 4 of the Agreement, Counterparty agrees with J. Aron at all times that any Transaction is outstanding under this Agreement that it shall not agree to modify the language of the loss payee

8

endorsement to Counterparty’s insurance policy from that set forth in Exhibit B without the consent of J. Aron, not to be unreasonably withheld or delayed, but it may modify the limit of coverage in accordance with Section 5.5 of the Credit Agreement and Section 7.7 of the Intercreditor Agreement.

(f)	Transfer. The following amendments are hereby made to Section 7:
(i)	In the third line, insert the words “which consent will not be arbitrarily withheld or delayed,” immediately before the word “except”; and

(ii)	in clause (a), insert the words “or reorganization, incorporation, reincorporation, or reconstitution into or as,” immediately before the word “another.”
(g)	Consent to Recording. Each party consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties, with or without the use of a warning tone, and their Affiliates in connection with this Agreement or any potential Transaction.

(h)	Severability. If any term, provision, covenant, or condition of this Agreement or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this Agreement shall be deemed to be invalid and unenforceable if an provision of Section 1(c), 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

(i)	Set-off. The parties agree to amend Section 6 by adding a new Section 6(f) as follows:

“(f) Upon the occurrence of an Event of Default or Termination Event under Section 5(b)(iv) with respect to a party (“X”), the other party (“Y”) will have the right (but not be obliged) without prior notice to X or any other person to set-off or apply any obligation of X owed to Y (or any Affiliate of Y) (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y (or any Affiliate of Y) owed to X (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation), Y will give notice to the other party of any set-off effected under this Section 6(f).

Amounts (or the relevant portion of such amounts) subject to set-off may be converted by Y into the Termination Currency at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

If any obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

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Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).”

(j)	Definitions. This Agreement, each Confirmation and each Transaction is subject to the 1993 ISDA Commodity Derivatives Definitions as supplemented by the 2000 Supplement to the 1993 ISDA Commodity Derivatives Definitions, as published by ISDA (together, the “Definitions”), and will be governed in all respects by the Definitions (except that references to “Swap Transactions” in the Definitions will be deemed to be references to “Transactions”). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Subject to Section l(b), in the event of any inconsistency between the provisions of any Confirmation, this Agreement, and the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(k)	Waiver of Trial by Jury. Each party hereby irrevocably waives any and all right to trial by jury in any Proceeding.

(l)	Confirmations. Counterparty shall be deemed to have agreed to the terms contained in any Confirmation (as amended and revised) sent by J. Aron to Counterparty unless Counterparty objects to such terms within three (3) Business Days of receipt.

(m)	Collateral. So long as any Transaction is outstanding under this Agreement and until termination of the obligations of Counterparty under this Agreement, J. Aron shall have the benefit of a first priority lien in the collateral identified in the Collateral Documents (for all Obligations (as defined Loan Agreement) that are not secured by the J. Aron LOC). Other than as provided in the Intercreditor Agreement, no such Collateral shall be released by Counterparty or any other owner of such Collateral without the prior written consent of J. Aron.
Part 6. Disruption Fallbacks
The following “Disruption Fallbacks” specified in Section 7.5(c) of the Definitions shall apply, in the following order, except as otherwise specified in the relevant Confirmation:
(i)	“Fallback Reference Price”;

(ii)	“Postponement”, with two (2) Commodity Business Days as the Maximum Days of Disruption;

(iii)	Negotiated Fallback;

(iv)	“Fallback Reference Dealers”; and

(v)	“Calculation Agent Determination”.

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IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

J. ARON & COMPANY		COFFEYVILLE RESOURCES, LLC

/s/ J. A. Resnick		/s/ John J. Lipinski

Name:	Jeff Resnick	Name:

Title:	Managing Director	Title:

Date:		Date:

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Exhibit A
WE HEREBY ESTABLISH OUR IRREVOCABLE STAND-BY LETTER OF CREDIT NO.
IN FAVOR OF:
J. ARON & COMPANY
85 BROAD STREET
NEW YORK, NY 10004
Attn: [Sherry Lankford]
Phone: (212)902-1287
Telex: 6720148 GSPNY
BY ORDER AND FOR THE ACCOUNT OF:
(insert full style and address)
FOR AN AMOUNT OF:
US DOLLARS
(UNITED STATES DOLLARS                                         )
AVAILABLE FOR PAYMENT AT SIGHT UPON PRESENTATION AT OUR COUNTERS IN (insert city and country where documents are to be presented) OF THE FOLLOWING DOCUMENT:
STATEMENT SIGNED BY A PURPORTEDLY AUTHORIZED REPRESENTATIVE OF J. ARON AND COMPANY CERTIFYING THAT (insert your company name) HAS NOT PERFORMED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT(S) BETWEEN J. ARON AND COMPANY AND (insert your company name) AND THE AMOUNT BEING DRAWN OF USD                      DOES NOT EXCEED THAT AMOUNT WHICH J. ARON AND COMPANY IS ENTITLED TO DRAW.
SPECIAL CONDITIONS:
1.	PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

2.	ALL CHARGES RELATED TO THIS LETTER OF CREDIT ARE FOR OPENER’S ACCOUNT.

3.	DOCUMENTS MUST BE PRESENTED NOT LATER THAN (insert expiry date) OR IN THE EVENT OF FORCE MAJEURE INTERRUPTING OUR BUSINESS, WITHIN THIRTY (30) DAYS AFTER RESUMPTION OF OUR BUSINESS, WHICHEVER IS LATER.
UPON RECEIPT OF DOCUMENTS ISSUED IN COMPLIANCE WITH THE TERMS OF THIS CREDIT, WE HEREBY IRREVOCABLY UNDERTAKE TO COVER YOU AS PER YOUR INSTRUCTIONS WITH VALUE ONE BANK WORKING DAY.
THIS STANDBY CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), I.C.C. PUBLICATION 500.
[Name of Issuing Bank]

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Exhibit B
Part 1. Proposed J. Aron Wording (Draft June 21,2005)
“Agreement Number                     ”
Attaching to Policy Number EL 0502010
Issued to Coffeyville Resources LLC
Effective from Date to be agreed.
It is hereby understood and agreed that the following entity shall be included as Additional Named Insured hereon insofar as their respective Interests apply as Loss Payee:
J. Aron & Company (“J. Aron”)
It is understood and agreed that coverage as afforded hereunder will only apply for business interruption and only in connection with commodity price swap transactions relating to prices of crude oil, heating oil and gasoline (hereinafter collectively referred to as the “Transaction”) as entered into under a standard form ISDA Master Agreement between Coffeyville and J. Aron (together with confirmation for the transaction and the schedule thereto, the “ISDA Agreement”) for the purposes of hedging Coffeyville’s exposure to the relevant commodity prices which it incurs in connection with refining of crude oil into the refined products of heating oil or gasoline, which business interruption is the result of direct physical loss or damage to the oil refinery located in Coffeyville, Kansas, as insured against by the terms of this policy.
It is agreed by Underwriters and the Insured that recovery under this Policy by J. Aron as loss payee will apply only if the two criteria below apply:
i) There must be a recoverable loss under the business interruption section of this Policy;
ii) The applicable crack-spread margin for a particular quarter must be greater than the applicable fixed price (published), triggering a due payment from Coffeyville to J. Aron under the Transaction (The formula by which each quarterly margin is calculated and the table that outlines both the fixed crack spread and the quantity exposed is attached to this Agreement and defines the fixed price exposure under this Agreement); and
Notwithstanding anything that may be contained within this policy to the contrary, it is understood and agreed that solely with respect to recovery under this Policy by J. Aron, the following amendments shall apply:
1) The Limit of Liability in respect of recovery under this Policy in respect of J. Aron shall be an amount of USD 300,000,000, which shall be a ground up sublimit within, and not in addition to, the Limit of Liability applicable to this Policy for Business Interruption.
2) Underwriters hereon have the benefit of the application of a 90 day period before any payment of loss is made under the term of clause 5 below.

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3) The Period of Indemnity hereon applicable to a Business Interruption loss to this policy resulting from the terms of the Transaction, after the application of the Time Element Deductible, shall not exceed a Period of Indemnity of Twenty-Four (24) months.
4) It is understood and agreed that irrespective of the aforementioned Period of Indemnity, any Business Interruption loss hereon payable to J. Aron resulting from the terms of the Transaction shall not exceed the Limit of Liability as set forth in item 1) above.
5) The payment of any loss amount hereunder resulting from the terms of the Transaction shall be payable direct to J. Aron as Loss Payee. Underwriters further agree to make loss payment (s) direct to J. Aron at the inception of each quarterly Determination Period specified in the Transaction to indemnify J. Aron for the amount due as calculated as the difference between the agreed Fixed Price calculation and the Floating Price Components “(A)” and/or “(B)” as applicable, as specified within the specific terms of the Transaction irrespective of the status of the actual settlement of such loss by Underwriters.
6) The terms and conditions for Business Interruption loss hereunder shall be applied solely in accordance with the terms and conditions of this Agreement, irrespective of anything that may be contained within the Business Interruption Section of this Policy to the contrary.
All other Terms and Conditions Remain Unchanged

14

Execution Copy
ASSIGNMENT AND NOVATION OF TRANSACTIONS
FOR VALUE RECEIVED AND PURSUANT TO THE TERMS HEREOF, Coffeyville Acquisition LLC, (“AcquisitionCo”) hereby assigns and novates to Coffeville Resources, LLC (“Coffeyville”), and Coffeyville hereby accepts such assignment and novation and assumes all of AcquisitionCo’s right, title and interest in and to those certain crack spread swap transactions effective as of June 13, 2005 (collectively, the “Transactions”) between AcquisitionCo and J. Aron & Company (“J. Aron”) with such assignment, novation and acceptance effective June 24, 2005 (the “Effective Date”).
AcquisitionCo hereby (i) represents and warrants that its assignment of its rights, title and interest in and to the Transactions is free and clear of any lien or encumbrance whatsoever and that it has the power and authority to effect the assignment, novation and transfer of the Transactions and to execute this Assignment and Novation; and (ii) releases J. Aron from all obligations under the Transactions incurred on and after the Effective Date.
Coffeyville hereby (i) represents and warrants that it has the power and authority to accept the assignment, novation and transfer of the Transactions and to execute this Assignment and Novation; and (ii) agrees to be bound by the terms of each Transaction as set forth in the confirmations attached hereto as Exhibit A. (the “New Transactions”) and the related ISDA Master Agreement dated June 24, 2005 between Coffeyville and J. Aron (the “Coffeyville/J. Aron Master Agreement”) and to perform all of the obligations thereunder incurred on and after the Effective Date.
J. Aron hereby (i) consents to the foregoing assignment, novation and transfer to Coffeyville; (ii) agrees that J. Aron releases AcquisitionCo from any and all obligations under the Transactions; (iii) represents and warrants that as of the Effective Date no past due amounts are owing from J. Aron to AcquisitionCo under the Transactions; and (iv) agrees to be bound by the terms of the New Transactions and the Coffeyville/J. Aron Master Agreement and to perform all of the obligations incurred thereunder on and after the Effective Date.
Each party hereto represents to the others that (i) this Assignment and Novation does not and will not violate with its charter or by-laws (or comparable constitutive documents), any law, regulation or order of any court or other agency of government applicable to it or any agreement to which it is a party or by which it or any of its property is bound; (ii) its obligations hereunder are legal, valid and binding on it, and enforceable in accordance with their terms; and (iii) the person signing this agreement for such party is an officer, director, and/or partner of such party and is authorized and duly empowered to do so.
This Assignment and Novation may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together shall be deemed to constitute one and the same agreement.
This Assignment and Novation shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Assignment and Novation has been signed as of the          day of         , 2005.

COFFEYVILLE ACQUISITION LLC

BY:	/s/ John J. Lipinski Name:
Title:

COFFEYVILLE RESOURCES, LLC

BY:	/s/ John J. Lipinski Name:
Title:

J. ARON & COMPANY

BY:	/s/ J.A. Resnick
Name: Jeff Resnick
Title: Managing Director

EXECUTION
GUARANTY AGREEMENT
     This GUARANTY AGREEMENT, dated as of June 24, 2005 (this “Guaranty”), is entered into by J. ARON & COMPANY, a general partnership organized under the laws of the State of New York (together with its successors and assigns, “Aron”), and each guarantor signatory hereto (each a “Guarantor”, and collectively, the “Guarantors”).
RECITALS:
     WHEREAS, capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to them in the Hedge Agreement (as defined below) or, if not defined therein, in the First Lien Credit and Guaranty Agreement, dated as of June 24, 2005, among the Guarantors, Resources (as defined below), Goldman Sachs Credit Partners L.P. (“GSCP”), and the financial institutions from time to time parties thereto (as in effect on the date hereof, the “First Lien Credit Agreement”);
     WHEREAS, Aron and Coffeyville Acquisition LLC, a Delaware limited liability company (the “Acquirer”), have entered into certain crude oil swap, heating oil swap and gasoline swap confirmations dated June 15, 2005 and Aron and the Acquirer intend to novate such confirmations to Coffeyville Resources, LLC (“Resources”), subject to Resources entering into an ISDA Master Agreement (including the Schedules and Exhibits thereto and the confirmations thereunder, including, without limitation, any and all confirmations entered into after the date hereof, in each case as may be amended, supplemented or otherwise modified from time to time, the “Hedge Agreement”), dated the date hereof, and, subject to the Guarantors executing this Guaranty;
     WHEREAS, the Guarantors expect to receive substantial benefit from Resources entering into the Hedge Agreement;
     WHEREAS, in order to induce Aron to provide financial accommodations under the Hedge Agreement, each Guarantor has agreed to guarantee the obligations of Resources under the Hedge Agreement and to secure Resource’s obligations thereunder and under the First Lien Credit Agreement by granting to GSCP, as collateral agent (the “First Lien Collateral Agent”), a first priority Lien on its respective assets, including a pledge of all of the Capital Stock of each of its Domestic Subsidiaries and 65% of all the Capital Stock of each of its first-tier Foreign Subsidiaries;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
DEFINITIONS:

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“Acquisition” means the acquisition by Acquirer from Coffeyville Group Holdings, LLC, of all of the issued and outstanding shares of Capital Stock of Coffeyville Pipeline, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville Nitrogen Fertilizers, Inc., Coffeyville Crude Transportation, Inc., and Coffeyville Terminal, Inc.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.
“Domestic Subsidiaries” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.
“Foreign Subsidiaries” means any Subsidiary that is not a Domestic Subsidiary.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.
“Termination Event” means the designation by Aron or Resources, as the case may be, of an Early Termination Date pursuant to the terms of the Hedge Agreement.
SECTION I
     1.1. Guaranty of the Obligations. Subject to the provisions of Section 1.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Aron the due and punctual payment in full of all obligations of Resources to Aron under the Hedge Agreement when the same shall become due, whether as the result of the occurrence of a Termination Event or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”).

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     1.2. Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments (as defined below) exceeds its Fair Share (as defined below) as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, that solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 1.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 1.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 1.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 1.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 1.2.
     1.3. Payment by Guarantors. Subject to Section 1.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which Aron may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Resources to pay any of the Guaranteed Obligations when and as the same shall become due, whether as the result of the occurrence of a Termination Event or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Aron, an amount equal to the sum of the unpaid amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest, if any, on such Guaranteed Obligations (including interest

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which, but for Resource’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Resources for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Aron as aforesaid.
     1.4. Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:
          (a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;
          (b) Aron may enforce this Guaranty upon the occurrence of a Termination Event notwithstanding the existence of any dispute between Resources and Aron with respect to the existence of such Termination Event;
          (c) the obligations of each Guarantor hereunder are independent of the obligations of Resources and the obligations of any other guarantor (including any other Guarantor) of the obligations of Resources, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Resources or any of such other guarantors and whether or not Resources or any of such other guarantors is joined in any such action or actions;
          (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Aron is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;
          (e) Aron, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release,

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surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Aron in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Aron may have against any such security, in each case as Aron in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Resources or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Hedge Agreement; and
          (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Hedge Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or the Hedge Agreement, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, the Hedge Agreement, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or the Hedge Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or the Hedge Agreement, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the Hedge Agreement or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations and such proceeds were applied to reduce such indebtedness) to the payment of indebtedness other than the Guaranteed Obligations, even though Aron might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) Aron’s consent to the change, reorganization or termination of the corporate structure or existence of Resources or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Resources may allege or assert against Aron in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to

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any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.
     1.5. Waivers by Guarantors. Each Guarantor hereby waives, for Aron’s benefit: (a) any right to require Aron, as a condition of payment or performance by such Guarantor, to (i) proceed against Resources, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Resources, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on Aron’s books in favor of Resources or any other Person, or (iv) pursue any other remedy in the power of Aron whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Resources or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Resources or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Aron’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) to the extent permitted by law, the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Aron protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Resources and notices of any of the matters referred to in Section 1.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
Notwithstanding anything herein to the contrary, nothing in Sections 1.4, 1.5 or 1.6 shall affect the obligations of Aron and Resources with respect to the netting of transactions provided for in Section 2(c) of the Hedge Agreement.
     1.6. Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Resources or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of

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subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Resources with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that Aron now has or may hereafter have against Resources, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Aron. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 1.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Resources or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Aron may have against Resources, to all right, title and interest Aron may have in any such collateral or security, and to any right Aron may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Aron and shall forthwith be paid over to Aron to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.
     1.7. Subordination of Other Obligations. Any Indebtedness of Resources or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after a Termination Event has occurred and is continuing shall be held in trust for Aron and shall forthwith be paid over to Aron to be credited and applied against the Guaranteed Obligations owing to Aron but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.
     1.8. Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full in cash. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.
     1.9. Authority of Guarantors or Resources. It is not necessary for Aron to inquire into the capacity or powers of any Guarantor or Resources or the officers, directors or any agents acting or purporting to act on behalf of any of them.
     1.10. Financial Condition of Resources. Additional Confirmations or Transactions may be entered into from time to time under the Hedge Agreement, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Resources at the time of any such grant or continuation or at the time such Confirmations or Transactions under the Hedge Agreement is entered into, as the

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case may be. Aron shall not have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Resources. Each Guarantor has adequate means to obtain information from Resources on a continuing basis concerning the financial condition of Resources and its ability to perform its obligations under the Hedge Agreement, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Resources and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on Aron’s part to disclose any matter, fact or thing relating to the business, operations or conditions of Resources now known or hereafter known to Aron.
     1.11. Bankruptcy, etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without Aron’s prior written consent, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Resources or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Resources or any other Guarantor or by any defense which Resources or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.
          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Aron that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Resources of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Aron, or allow Aron’s claim in respect of, any such interest accruing after the date on which such case or proceeding is commenced.
          (c) In the event that all or any portion of the Guaranteed Obligations are paid by Resources, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Aron as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.
     1.12. Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or

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otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof or under the Hedge Agreement and as permitted by Sections 6.9 and 6.10 of the First Lien Credit Agreement, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by Aron or any other Person effective as of the time of such sale or disposition; provided that Aron shall, at Guarantors’ expense, execute and deliver or otherwise authorize the filing of such documents as Guarantors may reasonably request, in form and substance reasonably satisfactory to Aron, to evidence such release.
Notwithstanding anything herein to the contrary, each Guarantor confirms that it is its intention that the guaranty by such Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, each of Aron and each Guarantor hereby irrevocably agrees that the obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guaranty, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.
SECTION II. MISCELLANEOUS
2.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to Aron, Resources or a Guarantor, shall be sent to such Person’s address as set forth in the Hedge Agreement and in the manner permitted therein.
2.2. Governing Law. This Agreement and all matters arising in connection with this Agreement will be governed by, and construed and enforced in accordance with, the law of the State of New York without regard to conflict of laws principles thereof that would require the application of laws of another state.
2.3. Severability. If any term, provision, covenant, or condition of this Guaranty, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Guaranty had been executed with the invalid or unenforceable portion eliminated, so long as this Guaranty as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Guaranty and the deletion of such portion of this Guaranty will not substantially impair the respective benefits or expectations of the parties to this Guaranty.
2.4. WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING.

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2.5. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY HERETO AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 2.1; (d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY HERETO IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (e) AGREES ARON RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION.

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     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

J. ARON & COMPANY

By:	/s/ J. A. Resnick

Name: Jeff Resnick
Title: Managing Director

CL JV HOLDINGS, LLC

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE PIPELINE, INC.

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE REFINING AND MARKETING, INC.

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE NITROGEN FERTILIZERS, INC.

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE CRUDE TRANSPORTATION, INC.

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE TERMINAL, INC.

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE RESOURCES PIPELINE, LLC

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE RESOURCES REFINING AND MARKETING, LLC

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC

By:	/s/ John J. Lipinski

Name:
Title:

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC

By:	/s/ John J. Lipinski

Name:
Title:

June 24, 2005
Coffeyville Resources, LLC
10 East Cambridge Circle Drive, Suite 250
Kansas City, Kansas 66103
Ladies and Gentlemen:
For value received, The Goldman Sachs Group, Inc. (the “Guarantor”), a corporation duly organized under the laws of the State of Delaware, hereby unconditionally guarantees the prompt, and complete payment when due, whether by acceleration or otherwise, of all obligations and liabilities, whether now in existence or hereafter arising, of J. Aron & Company, a subsidiary of the Guarantor and a partnership duly organized under the laws of the State of New York (the “Company”), to Coffeyville Resources, LLC (the “Counterparty”) arising out of or under the ISDA Master Agreement between the Company and the Counterparty dated as of June 24, 2005. This Guaranty is one of payment and not of collection.
The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by Counterparty against, and any other notice to, the Company, the Guarantor or others.
Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Company to make any change in the terms of any obligation or liability of the Company to Counterparty, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company to Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, or (4) compromise or subordinate any obligation or liability of the Company to Counterparty including any security therefor. Any other suretyship defenses are hereby waived by the Guarantor.
This Guaranty shall continue in full force and effect until the opening of business on the fifth business day after Counterparty receives written notice of termination from the Guarantor. It is understood and agreed, however, that notwithstanding any such termination this Guaranty shall continue in full force and effect with respect to the obligations and liabilities set forth above which shall have been incurred prior to such termination.

Coffeyville Resources, LLC
June 24, 2005

The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.
THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.
Very truly yours,
THE GOLDMAN SACHS GROUP, INC.

By:	/s/ [Illegible]

Authorized Officer

UNLEADED GASOLINE SWAP CONFIRMATION
To: Coffeyville Acquisition LLC
Attention: Ken Pontarelli/Scott Lebovitz
CC: Colleen Foster
From: J. Aron & Company
We are pleased to confirm the following transaction with you.

Contract Reference Number:	To be advised by J. Aron

Trade Date:	June 16, 2005

Notional Quantity per Determination Period:	As specified in Table A below for the applicable Determination Period

Total Notional Quantity:	2,348,802,750 Gallons

Fixed Price Payer:	J. Aron & Company (“J. Aron”)

Floating Price Payer;	Coffeyville Acquisition, LLC (“Coffeyville Acquisition”)

Effective Date:	1 Jul 2005

Termination Date:	30 Jun 2010

Determination Period(s):	20 periods, each consisting of three consecutive calendar month periods (each, a “Quarter”) commencing with the Quarter in which the Effective Date occurs and ending with the Quarter in which the Termination Date occurs, as specified in Table A below

Fixed Price:	As specified in Table A below for the applicable Determination Period

Floating Price:	For each Determination Period, the average of the closing settlement prices on the New York Mercantile Exchange for the Unleaded Gasoline contract that is “first nearby” as of any determination date during such Determination Period quoted in US dollars per gallon

Table A:

	Notional
Determination Period	Quantity per Determination Period (Gallons)	Fixed Price per Determination Period (USD/Gallon)
Jul 1, 05 - Sep 30, 05	125,580,000	$[***]
Oct 1, 05 - Dec 31, 05	125,580,000	$[***]
Jan 1, 06 - Mar 31, 06	122,850,000	$[***]
Apr 1, 06 - Jun 30, 06	124,215,000	$[***]
Jul 1, 06 - Sep 30, 06	125,580,000	$[***]
Oct 1, 06 - Dec 31, 06	91,350,000	$[***]
Jan 1, 07 - Mar 31, 07	127,102,500	$[***]
Apr 1, 07 - Jun 30, 07	128,514,750	$[***]
Jul 1, 07 - Sep 30, 07	155,912,400	$[***]
Oct 1, 07 - Dec 31, 07	155,912,400	$[***]
Jan 1, 08 - Mar 31, 08	154,217,700	$[***]
Apr 1, 08 - Jun 30, 08	154,217,700	$[***]
Jul 1, 08 - Sep 30, 08	155,912,400	$[***]
Oct 1, 08 - Dec 31, 08	155,912,400	$[***]
Jan 1, 09 - Mar 31, 09	147,420,000	$[***]
Apr 1, 09 - Jun 30, 09	149,058,000	$[***]
Jul 1, 09 - Sep 30, 09	37,674,000	$[***]
Oct 1, 09 - Dec 31, 09	37,674,000	$[***]
Jan 1, - Mar 31, 10	36,855,000	$[***]
Apr 1, 10 - Jun 30, 10	37,264,500	$[***]
In relation to any Determination Period:
(i)	if the applicable Fixed Price exceeds the applicable Floating Price, the Fixed Price Payer shall pay Floating Price Payer on the applicable Payment Date an amount equal to (x) the difference between such Fixed Price and the applicable Floating Price, multiplied by (y) the applicable Notional Quantity per Determination Period;
(ii)	if the applicable Floating Price exceeds the applicable Fixed Price, the Floating Price Payer shall pay Fixed Price Payer on the applicable Payment Date an amount equal to (x) the difference between the such Floating Price and the applicable Fixed Price, multiplied by (y) the applicable Notional Quantity per Determination Period;
(iii)	if the applicable Floating Price is equal to the applicable Fixed Price, no amount shall be owing from either party to the other.

Payment Date(s):	With respect to a Determination Period, the 5th New York Business Day following the last trading day in such Determination Period.

Settlements:	All payments shall be made by wire transfer of immediately available funds. All amounts owing between the parties on the same date under this Transaction and any other transaction shall be settled on a net basis.

2

Automatic Termination:	In the event that the Closing under the Stock Purchase Agreement does not occur on or before July 15, 2005 this Transaction shall terminate automatically and upon such termination neither party shall have any further liability to the other in relation to this Transaction.

Assignment and novation Documentation to be entered into upon Closing under Stock Purchase Agreement:	Coffeyville Acquisition agrees upon Closing under the Stock Purchase Agreement that (i) it shall enter into the Assignment and Novation Agreement set forth as Exhibit A hereto (the “Assignment and Novation”) as Assignor and shall cause Coffeyville Resources, LLC to enter into such Assignment and Novation Agreement as Assignee, (ii) it shall cause Coffeyville Resources, LLC to enter into an ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and (iii) it shall cause the Coffeyville Resources, LLC to enter into the Intercreditor Agreement having terms and conditions specified in Exhibit C hereto, with uncompleted terms in each of the exhibits to be completed as contemplated by such exhibits.

J. Aron agrees that upon the Closing under the Stock Purchase Agreement, it shall enter into the Assignment and Novation set forth as Exhibit A hereto as Remaining Party and shall enter into the ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and shall cause its parent, The Goldman Sachs Group, Inc., to provide the guaranty substantially in the form of Exhibit D hereto.

Defined terms:	“Stock Purchase Agreement” means the Stock Purchase Agreement between Coffeyville Group Holdings, LLC and Coffeyville Acquisition LLC dated as of May 15, 2005.

“ISDA Agreement” means the ISDA Master Agreement between J. Aron and the Coffeyville Resources, LLC substantially in the form of Exhibit B.
Upon effectiveness of the Assignment and Novation, this transaction shall constitute a “Transaction” within the meaning of the ISDA Agreement and this confirmation shall constitute a “Confirmation” within the meaning of the ISDA Agreement that supplements, forms part of and is subject to the ISDA Agreement.

3

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at New York: 1-212-493-9846 (J. Aron & Company).
Very truly yours,
J. Aron & Company
Signed on behalf of J. Aron & Company

By:	/s/ [Illegible] Name:
Title:
Accepted and agreed as of the Trade Date specified above
Coffeyville Acquisition LLC

By:	/s/ [Illegible] Name:
Title:

4

HEATING OIL SWAP CONFIRMATION
To: Coffeyville Acquisition LLC
Attention: Ken Pontarelli/Scott Lebovitz
CC: Colleen Foster
From: J. Aron & Company
We are pleased to confirm the following transaction with you.

Contract Reference Number:	To be advised by J. Aron

Trade Date:	June 16, 2005

Notional Quantity per Determination Period:	As specified in Table A below for the applicable Determination Period

Total Notional Quantity:	1,889,459,250 Gallons

Fixed Price Payer:	J. Aron & Company (“J. Aron”)

Floating Price Payer:	Coffeyville Acquisition, LLC (“Coffeyville Acquisition”)

Effective Date:	1 Jul 2005

Termination Date:	30 Jun 2010

Determination Period(s):	20 periods, each consisting of three consecutive calendar month periods (each, a “Quarter”) commencing with the Quarter in which the Effective Date occurs and ending with the Quarter in which the Termination Date occurs, as specified in Table A below

Fixed Price:	As specified in Table A below for the applicable Determination Period

Floating Price:	For each Determination Period, the average of the closing settlement prices on the New York Mercantile Exchange for the Heating Oil Futures Contract that is “first nearby” as of any determination date during such Determination Period quoted in US dollars per gallon

Table A:

	Notional
Determination Period	Quantity per Determination Period (Gallons)	Fixed Price per Determination Period (USD/Gallon)
Jul 1, 05 - Sep 30, 05	125,580,000	$[***]
Oct 1, 05 - Dec 31, 05	125,580,000	$[***]
Jan 1, 06 - Mar 31, 06	122,850,000	$[***]
Apr 1, 06 - Jun 30, 06	124,215,000	$[***]
Jul 1, 06 - Sep 30, 06	125,580,000	$[***]
Oct 1, 06 - Dec 31, 06	91,350,000	$[***]
Jan 1, 07 - Mar 31, 07	127,102,500	$[***]
Apr 1, 07 - Jun 30, 07	128,514,750	$[***]
Jul 1, 07 - Sep 30, 07	103,941,600	$[***]
Oct 1, 07 - Dec 31, 07	103,941,600	$[***]
Jan 1, 08 - Mar 31, 08	102,811,800	$[***]
Apr 1, 08 - Jun 30, 08	102,811,800	$[***]
Jul 1, 08 - Sep 30, 08	103,941,600	$[***]
Oct 1, 08 - Dec 31, 08	103,941,600	$[***]
Jan 1, 09 - Mar 31, 09	98,280,000	$[***]
Apr 1, 09 - Jun 30, 09	99,372,000	$[***]
Jul 1, 09 - Sep 30, 09	25,116,000	$[***]
Oct 1, 09 - Dec 31, 09	25,116,000	$[***]
Jan 1, - Mar 31, 10	24,570,000	$[***]
Apr 1, 10 - Jun 30, 10	24,843,000	$[***]
In relation to any Determination Period:
(i)	if the applicable Fixed Price exceeds the applicable Floating Price, the Fixed Price Payer shall pay Floating Price Payer on the applicable Payment Date an amount equal to (x) the difference between such Fixed Price and the applicable Floating Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(ii)	if the applicable Floating Price exceeds the applicable Fixed Price, the Floating Price Payer shall pay Fixed Price Payer on the applicable Payment Date an amount equal to (x) the difference between the such Floating Price and the applicable Fixed Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(iii)	if the applicable Floating Price is equal to the applicable Fixed Price, no amount shall be owing from either party to the other.

Payment Date(s):	With respect to a Determination Period, the 5th New York Business Day following the last trading day in such Determination Period.

Settlements:	All payments shall be made by wire transfer of immediately available funds. All amounts owing between the parties on the same date under this Transaction and any other transaction shall be settled on a net basis.

2

Automatic Termination:	In the event that the Closing under the Stock Purchase Agreement does not occur on or before July 15, 2005 this Transaction shall terminate automatically and upon such termination neither party shall have any further liability to the other in relation to this Transaction.

Assignment and novation Documentation to be entered into upon Closing under Stock Purchase Agreement:	Coffeyville Acquisition agrees upon Closing under the Stock Purchase Agreement that (i) it shall enter into the Assignment and Novation Agreement set forth as Exhibit A hereto (the “Assignment and Novation”) as Assignor and shall cause Coffeyville Resources, LLC to enter into such Assignment and Novation Agreement as Assignee, (ii) it shall cause Coffeyville Resources, LLC to enter into an ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and (iii) it shall cause the Coffeyville Resources, LLC to enter into the Intercreditor Agreement having terms and conditions specified in Exhibit C hereto, with uncompleted terms in each of the exhibits to be completed as contemplated by such exhibits.

J. Aron agrees that upon the Closing under the Stock Purchase Agreement, it shall enter into the Assignment and Novation set forth as Exhibit A hereto as Remaining Party and shall enter into the ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and shall cause its parent, The Goldman Sachs Group, Inc., to provide the guaranty substantially in the form of Exhibit D hereto.

Defined terms:	“Stock Purchase Agreement” means the Stock Purchase Agreement between Coffeyville Group Holdings, LLC and Coffeyville Acquisition LLC dated as of May 15, 2005.

“ISDA Agreement” means the ISDA Master Agreement between J. Aron and the Coffeyville Resources, LLC substantially in the form of Exhibit B.
Upon effectiveness of the Assignment and Novation, this transaction shall constitute a “Transaction” within the meaning of the ISDA Agreement and this confirmation shall constitute a “Confirmation” within the meaning of the ISDA Agreement that supplements, forms part of and is subject to the ISDA Agreement.

3

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at New York: 1-212-493-9846 (J. Aron & Company).
Very truly yours,
J. Aron & Company
Signed on behalf of J. Aron & Company

By:	/s/ [Illegible] Name:
Title:
Accepted and agreed as of the Trade Date specified above
Coffeyville Acquisition LLC

By:	/s/ [Illegible] Name:
Title:

4

CRUDE OIL SWAP CONFIRMATION
To: Coffeyville Acquisition LLC
Attention: Ken Pontarelli/Scott Lebovitz
CC: Colleen Foster
From: J. Aron & Company
We are pleased to confirm the following transaction with you.

Contract Reference Number:	To be advised by J. Aron

Trade Date:	June 16, 2005

Notional Quantity per Determination Period:	As specified in Table A below for the applicable Determination Period

Total Notional Quantity:	100,911,000 U.S. Barrels

Fixed Price Payer: Floating Price Payer:	Coffeyville Acquisition, LLC (“Coffeyville Acquisition”) J. Aron & Company (“J. Aron”)

Effective Date:	1 Jul 2005

Termination Date:	30 Jun 2010

Determination Period(s):	20 periods, each consisting of three consecutive calendar month periods (each, a “Quarter”) commencing with the Quarter in which the Effective Date occurs and ending with the Quarter in which the Termination Date occurs, as specified in Table A below

Fixed Price:	As specified in Table A below for the applicable Determination Period

Floating Price:	For each Determination Period, the average of the closing settlement price(s) on the New York Mercantile Exchange for the Nearby Light Crude Futures Contract that is “first nearby” as of any determination date during such Determination Period

Table A:

	Notional
	Quantity per Determination Period (US	Fixed Price per Determination Period (USD/US
Determination Period	Barrels)	Barrel)
Jul 1, 05 – Sep 30, 05	5,980,000	$[***]
Oct 1, 05 – Dec 31, 05	5,980,000	$[***]
Jan 1, 06 – Mar 31, 06	5,850,000	$[***]
Apr 1, 06 – Jun 30, 06	5,915,000	$[***]
Jul 1, 06 – Sep 30, 06	5,980,000	$[***]
Oct 1, 06 – Dec 31, 06	4,350,000	$[***]
Jan 1, 07 – Mar 31, 07	6,052,500	$[***]
Apr 1, 07 – Jun 30, 07	6,119,750	$[***]
Jul 1, 07 – Sep 30, 07	6,187,000	$[***]
Oct 1, 07 – Dec 31, 07	6,187,000	$[***]
Jan 1, 08 – Mar 31, 08	6,119,750	$[***]
Apr 1, 08 – Jun 30, 08	6,119,750	$[***]
Jul 1, 08 – Sep 30, 08	6,187,000	$[***]
Oct 1, 08 – Dec 31, 08	6,187,000	$[***]
Jan 1, 09 – Mar 31, 09	5,850,000	$[***]
Apr 1, 09 – Jun 30, 09	5,915,000	$[***]
Jul 1, 09 – Sep 30, 09	1,495,000	$[***]
Oct 1, 09 – Dec 31, 09	1,495,000	$[***]
Jan 1, – Mar 31, 10	1,462,500	$[***]
Apr 1, 10 – Jun 30, 10	1,478,750	$[***]
In relation to any Determination Period:
(i)	if the applicable Fixed Price exceeds the applicable Floating Price, the Fixed Price Payer shall pay Floating Price Payer on the applicable Payment Date an amount equal to (x) the difference between such Fixed Price and the applicable Floating Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(ii)	if the applicable Floating Price exceeds the applicable Fixed Price, the Floating Price Payer shall pay Fixed Price Payer on the applicable Payment Date an amount equal to (x) the difference between the such Floating Price and the applicable Fixed Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(iii)	if the applicable Floating Price is equal to the applicable Fixed Price, no amount shall be owing from either party to the other.

Payment Date(s):	With respect to a Determination Period, the 5th New York Business Day following the last trading day in such Determination Period.

Settlements:	All payments shall be made by wire transfer of immediately available funds. All amounts owing between the parties on the same date under this Transaction and any other transaction shall be settled on a net basis.

2

Automatic Termination:	In the event that the Closing under the Stock Purchase Agreement does not occur on or before July 15, 2005 this Transaction shall terminate automatically and upon such termination neither party shall have any further liability to the other in relation to this Transaction.

Assignment and novation Documentation to be entered into upon Closing under Stock Purchase Agreement:	Coffeyville Acquisition agrees upon Closing under the Stock Purchase Agreement that (i) it shall enter into the Assignment and Novation Agreement set forth as Exhibit A hereto (the “Assignment and Novation”) as Assignor and shall cause Coffeyville Resources, LLC to enter into such Assignment and Novation Agreement as Assignee, (ii) it shall cause Coffeyville Resources, LLC to enter into an ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and (iii) it shall cause the Coffeyville Resources, LLC to enter into the Intercreditor Agreement having terms and conditions specified in Exhibit C hereto, with uncompleted terms in each of the exhibits to be completed as contemplated by such exhibits.

J. Aron agrees that upon the Closing under the Stock Purchase Agreement, is shall enter into the Assignment and Novation set forth as Exhibit A hereto as Remaining Party and shall enter into the ISDA Master Agreement and related documentation the Schedule of which shall be substantially in the form of Exhibit B hereto and shall cause its parent, The Goldman Sachs Group, Inc., to provide the guaranty substantially in the form of Exhibit D hereto.

Defined terms:	“Stock Purchase Agreement” means the Stock Purchase Agreement between Coffeyville Group Holdings, LLC and Coffeyville Acquisition LLC dated as of May 15, 2005.

“ISDA Agreement” means the ISDA Master Agreement between J. Aron and the Coffeyville Resources, LLC substantially in the form of Exhibit B.
Upon effectiveness of the Assignment and Novation, this transaction shall constitute a “Transaction” within the meaning of the ISDA Agreement and this confirmation shall constitute a “Confirmation” within the meaning of the ISDA Agreement that supplements, forms part of and is subject to the ISDA Agreement.

3

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at New York; 1-212-493-9846 (J. Aron & Company).
Very truly yours,
J. Aron & Company
Signed on behalf of J. Aron & Company

By:	/s/ [Illegible]
Name:
Title:
Accepted and agreed as of the Trade Date specified above
Coffeyville Acquisition LLC

By:	/s/ [Illegible]
Name:
Title:

4

APAPAP00648498-18203ATATAT
AMENDED AND RESTATED UNLEADED GASOLINE SWAP CONFIRMATION
To: Coffeyville Resources, LLC
Attention: Jack Lipinski
CC: Jeff Resnick
From: J. Aron & Company
We are pleased to confirm the following transaction with you.

Contract Reference Number:	887311561 1 1

Original Trade Date:	June 16, 2005

Amendment and Restatement Date:	June 29, 2006

Notional Quantity per Determination Period:	As specified in Table A below for the applicable Determination Period

Total Notional Quantity:	2,348,802,750 Gallons

Fixed Price Payer:	J. Aron & Company (“J. Aron”)

Floating Price Payer:	Coffeyville Resources, LLC (“Coffeyville Acquisition”)

Effective Date:	1 Jul 2005

Termination Date:	30 Jun 2010

Determination Period(s):	20 periods, each consisting of three consecutive calendar month periods (each, a “Quarter”) commencing with the Quarter in which the Effective Date occurs and ending with the Quarter in which the Termination Date occurs, as specified in Table A below

Fixed Price:	As specified in Table A below for the applicable Determination Period

Floating Price:	(i)	For each Determination Period to and including the Determination Period ending December 31, 2006, the average of the closing settlement prices on the New York Mercantile Exchange for the New York Harbor Unleaded Gasoline contract that is “first nearby” as of any determination date during such Determination

1

Period quoted in US dollars per gallon;

(ii)	For each Determination Period from and including the Quarter commencing January 1, 2007 and thereafter, the average of the closing settlement prices on the New York Mercantile Exchange for the Reformulated Gasoline Blendstock for Oxygen Blending futures contract that is “first nearby” as of any determination date during such Determination Period quoted in US dollars per gallon.
Table A:

	Notional
Determination Period	Quantity per Determination Period (Gallons)	Fixed Price per Determination Period (USD/Gallon)
Jul 1, 05 - Sep 30, 05	125,580,000	$[***]
Oct 1, 05 - Dec 31, 05	125,580,000	$[***]
Jan 1, 06 - Mar 31, 06	122,850,000	$[***]
Apr 1, 06 - Jun 30, 06	124,215,000	$[***]
Jul 1, 06 - Sep 30, 06	125,580,000	$[***]
Oct 1,06 - Dec 31, 06	91,350,000	$[***]
Jan 1, 07 - Mar 31, 07	127,102,500	$[***]
Apr 1, 07 - Jun 30, 07	128,514,750	$[***]
Jul 1, 07 - Sep 30, 07	155,912,400	$[***]
Oct 1, 07 - Dec 31, 07	155,912,400	$[***]
Jan 1, 08 - Mar 31, 08	154,217,700	$[***]
Apr 1, 08 - Jun 30, 08	154,217,700	$[***]
Jul 1, 08 - Sep 30, 08	155,912,400	$[***]
Oct 1, 08 - Dec 31, 08	155,912,400	$[***]
Jan 1, 09 - Mar 31, 09	147,420,000	$[***]
Apr 1,09 - Jun 30, 09	149,058,000	$[***]
Jul 1, 09 - Sep 30, 09	37,674,000	$[***]
Oct 1, 09 - Dec 31, 09	37,674,000	$[***]
Jan 1, 10 - Mar 31, 10	36,855,000	$[***]
Apr 1, 10 - Jun 30, 10	37,264,500	$[***]
In relation to any Determination Period:
(i)	if the applicable Fixed Price exceeds the applicable Floating Price, the Fixed Price Payer shall pay Floating Price Payer on the applicable Payment Date an amount equal to (x) the difference between such Fixed Price and the applicable Floating Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(ii)	if the applicable Floating Price exceeds the applicable Fixed Price, the Floating Price Payer shall pay Fixed Price Payer on the applicable Payment Date an amount equal to (x) the difference between the such Floating Price and the applicable Fixed Price, multiplied by (y) the applicable Notional Quantity per Determination Period;

(iii)	if the applicable Floating Price is equal to the applicable Fixed Price, no amount shall be owing from either party to the other.

Payment Date(s):	With respect to a Determination Period, the 5th New York Business Day following the last trading day in such Determination Period.

2 of 3

Settlements:	All payments shall be made by wire transfer of immediately available funds. All amounts owing between the parties on the same date under this Transaction and any other transaction shall be settled on a net basis.
This transaction shall constitute a “Transaction” within the meaning of the ISDA Agreement dated as of June 24, 2005 between J. Aron & Company and Coffeyville Resources, LLC and this confirmation shall constitute a “Confirmation” within the meaning of such ISDA Agreement that is governed by, supplements, forms part of and is subject to such ISDA Agreement.
Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at New York: 1-212-493-9846 (J. Aron & Company).
Very truly yours,
/s/ Kathy Benini
Kathy Benini
Vice President
J. Aron & Company
Accepted and agreed as of the Amendment and Restatement Date specified above
Coffeyville Resources, LLC

By:

Name:
Title:
APAPAP00648498-18203ATATAT

3 of 3

APAPAP00644964-6542ATATAT
To: COFFEYVILLE RESOURCES, LLC
Attention: MIKE PUDDY
From: J. Aron & Company
We are pleased to confirm the following Transaction between you and J. Aron & Company.

Contract Reference Number:	WNP66EI 1 3

Trade Date:	28 Jun 2006

Total Notional Quantity:	459,343,500.00 U.S. Gallon(s)

Part I

Commodity Type:	Nymex No. 2 Heating Oil

Fixed Price Payer:	J. Aron & Company

Floating Price Payer:	COFFEYVILLE RESOURCES, LLC

Effective Date:	05 Jul 2006

Termination Date:	30 Jun 2010

Determination Period(s):	16 Quarterly Period(s) commencing with the Effective Date and ending on the Termination Date

Effective	Termination	Notional Quantity	Fixed
Date	Date	(U.S. Gallon(s))	Price
05 Jul 2006	29 Sep 2006	0.00	USD [***] per U.S. Gallon
02 Oct 2006	29 Dec 2006	0.00	USD [***] per U.S. Gallon
02 Jan 2007	30 Mar 2007	0.00	USD [***] per U.S. Gallon
02 Apr 2007	29 Jun 2007	0.00	USD [***] per U.S. Gallon
02 Jul 2007	28 Sep 2007	25,985,400.00	USD [***] per U.S. Gallon
01 Oct 2007	31 Dec 2007	25,985,400.00	USD [***] per U.S. Gallon
02 Jan 2008	31 Mar 2008	25,702,950.00	USD [***] per U.S. Gallon
01 Apr 2008	30 Jun 2008	25,702,950.00	USD [***] per U.S. Gallon
01 Jul 2008	30 Sep 2008	25,985,400.00	USD [***] per U.S. Gallon
01 Oct 2008	31 Dec 2008	25,985,400.00	USD [***] per U.S. Gallon
02 Jan 2009	31 Mar 2009	24,570,000.00	USD [***] per U.S. Gallon
01 Apr 2009	30 Jun 2009	24,843,000.00	USD [***] per U.S. Gallon
01 Jul 2009	30 Sep 2009	6,279,000.00	USD [***] per U.S. Gallon
01 Oct 2009	31 Dec 2009	6,279,000.00	USD [***] per U.S. Gallon
04 Jan 2010	31 Mar 2010	6,142,500.00	USD [***] per U.S. Gallon
01 Apr 2010	30 Jun 2010	6,210,750.00	USD [***] per U.S. Gallon

Floating Price:	For each Determination Period, the average of the closing settlement price(s) on the New York Mercantile Exchange for the Nearby Heating Oil Futures Contract (referenced below)

1

Nearby Contract:	First

Pricing Calculation for Part I:	If, with respect to each Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay Floating Price Payer the difference between the two such amounts multiplied by the Notional Quantity, and if the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the Notional Quantity. If the Floating Price is equal to the Fixed Price, then no payment shall be made.

Part II

Commodity Type:	Nymex Unleaded Regular Gasoline

Fixed Price Payer:	COFFEYVILLE RESOURCES, LLC

Floating Price Payer:	J. Aron & Company

Effective Date:	05 Jul 2006

Termination Date:	30 Jun 2010

Determination Period(s):	16 Quarterly Period(s) commencing with the Effective Date and ending on the Termination Date

Effective	Termination	Notional Quantity	Fixed
Date	Date	(U.S. Gallon(s))	Price
05 Jul 2006	29 Sep 2006	0.00	USD [***] per U.S. Gallon
02 Oct 2006	29 Dec 2006	0.00	USD [***] per U.S. Gallon
02 Jan 2007	30 Mar 2007	0.00	USD [***] per U.S. Gallon
02 Apr 2007	29 Jun 2007	0.00	USD [***] per U.S. Gallon
02 Jul 2007	28 Sep 2007	25,985,400.00	USD [***] per U.S. Gallon
01 Oct 2007	31 Dec 2007	25,985,400.00	USD [***] per U.S. Gallon
02 Jan 2008	31 Mar 2008	25,702,950.00	USD [***] per U.S. Gallon
01 Apr 2008	30 Jun 2008	25,702,950.00	USD [***] per U.S. Gallon
01 Jul 2008	30 Sep 2008	25,985,400.00	USD [***] per U.S. Gallon
01 Oct 2008	31 Dec 2008	25,985,400.00	USD [***] per U.S. Gallon
02 Jan 2009	31 Mar 2009	24,570,000.00	USD [***] per U.S. Gallon
01 Apr 2009	30 Jun 2009	24,843,000.00	USD [***] per U.S. Gallon
01 Jul 2009	30 Sep 2009	6,279,000.00	USD [***] per U.S. Gallon
01 Oct 2009	31 Dec 2009	6,279,000.00	USD [***] per U.S. Gallon
04 Jan 2010	31 Mar 2010	6,142,500.00	USD [***] per U.S. Gallon
01 Apr 2010	30 Jun 2010	6,210,750.00	USD [***] per U.S. Gallon
2 of 4

Floating Price:	For each Determination Period, the average of the closing settlement prices on the New York Mercantile Exchange for the nearby Unleaded gasoline contract (referenced below)

Nearby Contract:	First

Pricing Calculation for Part II:	If, with respect to each Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay Floating Price Payer the difference between the two such amounts multiplied by the Notional Quantity, and if the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the Notional Quantity. If the Floating Price is equal to the Fixed Price, then no payment shall be made.

Applicable to Part I and Part II

Common Pricing:	Common Pricing is NOT in effect for this trade

Settlement Date(s):	The last trading day of each Determination Period

Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds
For the sake of good order, please note that the terms of this transaction shall be agreed solely between the parties and that any brokers confirmation telex referencing the details of this transaction is for informational purposes only.
All provisions contained or incorporated by reference in the 1992 ISDA MASTER AGREEMENT dated as of 24 June, 2005 between COFFEYVILLE RESOURCES, LLC and J. Aron & Company will govern this confirmation except as expressly modified herein.
Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Contract Reference Number: WNP66EI 1 3) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at:
New York: 1-212-493-9846 (J. Aron & Company)
London: 44-207-774-2135 (Goldman Sachs International)
Singapore: 65-6889-3515 (J. Aron & Company (Singapore) Pte.)
Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company
By:
/s/ Kathy Benini
Kathy Benini
Vice President
J. Aron & Company
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Signed on behalf of COFFEYVILLE RESOURCES, LLC

By:

Name:

Title:
APAPAP00644964-6542ATATAT
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